SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 6, 2006 (January 18, 2006)

(Exact name of registrant as specified in its charter)

Nevada	000-31987	33-0925319
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2411 Fountainview Drive, Suite 120
Houston, TX 77057
(Address of principal executive offices)
(604) 629-8603
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) 350450v3

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Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2006, we executed a Sale and Purchase Agreement (the “Clovelly SPA”) with Sterling Grant Capital, Inc. pursuant to which we will acquire a further 5% (five percent) working interest in the Clovelly South prospect located in Lafourche Parish, Louisiana.

In connection with the Clovelly SPA, we have agreed to (i) fund the work program for the Clovelly South project in accordance with a Joint Operating Agreement (the “Joint Operating Agreement”), (ii) issue Sterling Grant 2 million common shares of Texhoma Energy, Inc. and (iii) pay Sterling Grant $15,000.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Sale and Purchase Agreement, a copy of which is attached hereto as Exhibit 10.01 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 20, 2006 we divested our shareholding in Black Swan Petroleum Pty. Ltd. (BSP) and Black Swan Petroleum (Thailand) Limited (BSPT) by transferring such shares to Pacific Spinner Limited. Pacific Spinner has, pursuant to a Letter Agreement, agreed to use its best efforts to sell such shares and to pay us 20% (twenty percent) of any proceeds received from such sale.

We acquired a 40% interest in each of BSP and BSPT in November 2004 in exchange for 56,000,000 of our common shares and payment of $150,000. At June 30, 2005 the investment in BSP and BSPT was written down as being totally impaired. Capersia will continue to hold the common shares received for the interest in BSP.

Item 2.03. Creation of a Direct Financial Obligation.

In connection with the SPA described above, we agreed to fund the work program for the Clovelly South project in accordance with the Joint Operating Agreement. We expect this obligation to require us to pay between $150,000 and $300,000 over the next twelve months and between $300,000 and $400,000 over the life of the project, with additional costs in the event a well goes into production.

Item 3.02. Unregistered Sales of Equity Securities.

We have agreed to issue to Sterling Grant Capital Inc. 2 million of our shares of common stock in connection with the SPA for the acquisition of the Clovelly South interest described above in Section 1.01.

On January 18, 2006, we also agreed to issue 4,000,000 shares of our common stock at $0.10 share.

None of the shares of stock have been registered under the Securities Act of 1933, as amended, and none of these securities may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report is neither an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

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The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Sale and Purchase Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Material Events

On January 18, 2006, we issued a press release related to our sale of common stock. On January 31, 2006 we issued a press release relating to the divestment of BSP and BSPT. On January 20, 2006 we issued a press release relating to acquisition of the Clovelly South interest. Copies of such press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3 which are hereby incorporated by reference.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Sale and Purchase Agreement, dated as of January 20, 2006, by and between Sterling Grant Capital Inc. and Texhoma Energy, Inc.
10.2	Letter Agreement, dated as of December 31, 2005 by and between Pacific Spinner Limited and Texhoma Energy, Inc.
99.1	Press release announcing the private placement of common stock
99.2	Press release announcing the disposition of BSP interests
99.3	Press release announcing acquisition of increased interest in Clovelly South

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXHOMA ENERGY, INC.
Dated: Februay 6, 2006	By:	/s/ Frank A. Jacobs Frank A. Jacobs Executive Chairman

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Sale and Purchase Agreement, dated as of January 20, 2006, by and between Sterling Grant Capital Inc. and Texhoma Energy, Inc.
10.2	Letter Agreement, dated as of December 31, 2005 by and between Pacific Spinner Limited and Texhoma Energy, Inc.
99.1	Press release announcing the private placement of common stock
99.2	Press release announcing the disposition of BSP interests
99.3	Press release announcing acquisition of increased interest in Clovelly South

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EXHIBIT 10.1

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SALE AND PURCHASE AGREEMENT

January 20, 2006

Mr. Peter Wilson
Sterling Grant Capital Inc.
69 Glenmore Dr.
West Vancouver, BC
V75 1A5

Subject: Clovelly South (the "Project")

Dear Sir,

This letter will confirm our agreement to sell and transfer a 5% (five percent) working interesting in the Project currently owned by Sterling Grant (the "Interest"), to Texhoma Energy, Inc. ("Texhoma"), under the following terms and conditions:

1. The transfer shall occur on or before the commencement of drilling of the Clovelly South exploration well and be subject to the approval of ORX
 Resources, Inc. the Operator.

2. Texhoma accepts responsibility to fun the work program for the Project  which will be performed in accordance with the Joint Operating  Agreement:

3. Texhoma is already a participant in the Project and accepts the additional interest without the requirement for further documentation or due diligence:

4. Sterling Grant warrants the Interest is free of any liens, claims or  liabilities:

5. The Consideration for the Interest will be the issue of two million common  shares in the issued capital of Texhoma and the payment of US$15,000  (fifteen thousand United
States dollars):

                                                                    Texhoma Energy, Inc. TXHE:OTCBB
                                                                     120, 2411 Fountainview Drive
                                                                     Houston, TX 77057

                                                                    Investor Relations: 1-866-685-8943
                                                                    Fax: 604-688-4725

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Signed: /s/ Frank A. Jacobs                                   Accepted: /s/Mr. Peter Wilson
Frank A. Jacobs, Executive Chairman                                                                   Mr. Peter Wilson
Texhoma Energy, Inc.                                                                                           Sterling Grant

Witness:_______________________                            Witness:_______________________

Date: January 20, 2006                                                                                              Date: January 20, 2006

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EXHIBIT 10.2

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This Letter Agreement dated December 31, 2005 made between:

PACIFIC SPINNER LIMITED
Suite 802, St. James Court, St. Dennis Street
Port Louis, Mauritius

("Purchaser")

and

Texhoma Energy, Inc.
#120-2411 Fountainview Drive
Houston TX - 77057
USA

("Seller")

Whereas the Seller owns Forty Percent (40%) of the issued and outstanding shares of Black Swan Petroleum Pty Ltd, a company incorporated in Australia, and Forty Percent (40%) of the issued and outstanding shares of Black Swan Petroleum (Thailand) Limited, a company incorporated in Thailand (the "Companies" and the "Shares"). The Seller desires to transfer the Shares of the Companies to the Purchaser pursuant to the terms of this Letter Agreement, and

Whereas the Seller desires to ensure that it has no future responsibility, indirect or otherwise, to fulfill or ensure the fulfillment of the obligations imposed under the Petroleum Concession and

Whereas the Purchaser wishes to acquire the Shares of the Company owned by the Seller for investment purposes.

Now Therefore this Letter Agreement sets out the terms and conditions for the purchase by the Purchaser of the Shares of the Companies from the Seller as follows:

1. The Seller warrants and represents to the Purchaser that it owns the Shares Free and clear of all liens and encumbrances and that there are no other rights to acquire the Shares.

2. The Seller further warrants that it has no claims or liabilities outstanding that could give rise to a right by any third party to acquire the Shares by way of set off, damages creditor's lien or in any other manner.

3. The Seller agrees to sell and transfer all of the Shares to the Purchaser for good and valuable consideration, the sufficiency of which is hereby acknowledged.

4. The Purchaser agrees to Purchase the Shares with an effective date of December 31, 2005 (the "Effective Date") and to indemnify the Seller of all claims and costs incurred by the Companies since that Effective Date.

5. The Purchaser agrees to use it best efforts to on-sell the Shares and pay to the Seller a 20% share of the proceeds received.

6. The Seller warrants to the Purchaser that the Seller is a corporation in good standing in its jurisdiction and that the Seller has the right to enter into this Letter Agreement.

7. Time is of the essence hereof and both parties agree to use diligent efforts, and execute all documents that may be reasonably required, to transfer the Shares to the Purchaser and close the transaction contemplated by this Letter Agreement.

8. The Parties acknowledge that they have had the opportunity to obtain independent legal advice, with the parties responsible for their own cost.

IN WITNESS WHEREOF, the Parties hereto have caused this Letter Agreement to be duly executed by their duly authorized representative as of the date first above written.

PACIFIC SPINNER LIMITED

Per: /s/York Shin Lim Vin Lee
York Shin Lim Vin Lee

TEXHOMA ENERGY, INC.

Per: /s/Brian Alexander
Brian Alexander, President

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EXHIBIT 99.1

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Texhoma Completes Private Placements

Wednesday January 18, 3:40 pm ET

HOUSTON--(BUSINESS WIRE)--Jan. 18, 2006--Texhoma Energy, Inc. ("Texhoma") (OTCBB:TXHE - News) is pleased to announce it has accepted subscriptions for a private placement.
The Company has agreed with two investors to accept subscriptions for 4,000,000 shares at $0.10/share. The proceeds of the subscriptions were used for drilling and were otherwise added to working capital.
For further information, please contact the undersigned.

Texhoma Energy, Inc.

Frank A. Jacobs, Executive Chairman

Safe Harbor Statement: "This News Release may include forward-looking statements within the meaning of section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities and Exchange Act of 1934, as amended, with respect to corporate objectives, projections, estimates, operations, acquisition and development of various interests and certain other matters. These statements are made under the "Safe Harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements contained herein."

Texhoma Energy, Inc. (OTC Bulletin Board:TXHE - News)

Contact:

Texhoma Energy, Inc.
Frank A. Jacobs
Executive Chairman
(604) 765-3337
info@texhomaenergy.com
www.texhomaenergy.com

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EXHIBIT 99.2

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Texhoma Divests BSP and is Preparing Revised Financials

Tuesday January 31, 11:45 pm ET

HOUSTON--(BUSINESS WIRE)--Jan. 31, 2006--Texhoma Energy, Inc. ("Texhoma") (PINK SHEETS:TXHE - News) wishes to inform its shareholders that it has divested its shareholding in Black Swan Petroleum (BSP). BSP conducted, for its joint venture partners, the drilling operations in Thailand which were unsuccessful in March 2005. The Company had announced in its 10-QSB report, for the quarterly period ended June 30, 2005 that it had written off the investment in BSP and would no longer be participating in exploration in Thailand but instead focus on business opportunities in the US, in particular Texas and Louisiana. The shares in BSP were divested for no consideration, effective December 31, 2005.

As per the Company's previous announcement made on August 25, 2005 in relation to its trading status the Company is now preparing revised financials, which provide information on BSP as has been required by the SEC.
Until such time, the Company will remain on the "Pink Sheets". The Company intends to apply for re-quotation on the OTC-BB after filing such statements and assuming the SEC accepts such financial statements and related filings, expects such re-quotation to take approximately 3 months.

For further information, please contact the undersigned.

Texhoma Energy, Inc.

Frank A. Jacobs, Executive Chairman

Safe Harbor Statement: "This News Release may include forward-looking statements within the meaning of section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities and Exchange Act of 1934, as amended, with respect to corporate objectives, projections, estimates, operations, acquisition and development of various interests and certain other matters. These statements are made under the "Safe Harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements contained herein."

Texhoma Energy, Inc. (PINK SHEETS:TXHE - News)

Contact:

Texhoma Energy, Inc.
Frank A. Jacobs
Executive Chairman
(604) 765-3337
info@texhomaenergy.com
www.texhomaenergy.com

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EXHIBIT 99.3

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Texhoma Increases its Interest in Clovelly South

Thursday February 2, 11:11 pm ET

HOUSTON--(BUSINESS WIRE)--Feb. 2, 2006--Texhoma Energy, Inc. ("Texhoma") (PINK SHEETS:TXHE - News) is pleased to announce that it has entered into an agreement to acquire a further 5% working interest in "Clovelly South", increasing its total interest to 11%. Texhoma's financial obligation under the operating agreement is now approximately $400,000.
The prospect is located in Lafourche Parish, Louisiana and operated by ORX Resources, Inc. It is expected that drilling of the prospect will commence as soon as a rig is available.

The prospect is defined by 3D seismic and is adjacent to the Clovelly Field which has produced 35 million barrels of oil and 200 billion cubic feet of gas since its discovery in the 1950s. The drilling targets are two reservoirs at a depth of approximately 14,000 feet. The prospective size is estimated at 3.6 million barrels. In the event of a discovery, facilities for the production of the well are available. A discovery would lead to the drilling of several development wells on the 1260 acre property.

Texhoma Energy, Inc.

Frank A. Jacobs, Executive Chairman

Safe Harbor Statement: "This News Release may include forward-looking statements within the meaning of section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities and Exchange Act of 1934, as amended, with respect to corporate objectives, projections, estimates, operations, acquisition and development of various interests and certain other matters. These statements are made under the "Safe Harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements contained herein."

Texhoma Energy, Inc. (OTC Bulletin Board:TXHE - News)

Contact:

Texhoma Energy, Inc.
Peter Wilson
Investor Relations Inquiries
(604) 629-8603
info@texhomaenergy.com
www.texhomaenergy.com

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